EXHIBIT 21
                                       TO
                                  ANNUAL REPORT
                                       ON
                                   FORM 10-KSB/A
                       FISCAL YEAR ENDED DECEMBER 31, 2005



                         Subsidiaries of the Registrant
                         ------------------------------


     Aggression Sports, Inc.       Colorado Corporation  org. 1998 (Inactive)

     Avatar Technology
     Group, Inc.                   Colorado Corporation  org. 2004